SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report November 16, 2007



                             ANNAPOLIS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Maryland                  000-22961                 52-1595772
         --------                  ---------                 ----------

(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
     of incorporation)                                         Number)


                  1000 Bestgate Road, Annapolis, Maryland 21401
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (410) 224-4455
                                                      -------------


                                 Not Applicable.
                                 ---------------
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-14c))

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Item 8.01   Other Events
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     On November 16, 2007, the Board of Directors of Annapolis Bancorp, Inc.
announced, effective immediately, the resignation of director Nancy Lowell from the boards of Annapolis Bancorp, Inc. and BankAnnapolis, a wholly-owned subsidiary of Annapolis Bancorp, Inc. The Boards of Annapolis Bancorp, Inc. and BankAnnapolis cited Ms. Lowell's desire to concentrate fully on her business, Lallie, Inc. which has experienced substantial growth recently, as the reason for her resignation.

Item 9.01   Financial Statements and Exhibits.
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(a)         Not applicable

(b)         Not applicable

(c)         Exhibits

Exhibit                 Description
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99.1                    Press Release issued November 16, 2007 filed herewith.



                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             ANNAPOLIS BANCORP, INC.


Dated: November 16, 2007

                                            /s/ Richard M. Lerner
                                            ------------------------------------
                                            Richard M. Lerner,
                                            Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit             Description
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99.1                Press Release issued November 16, 2007